An Experience That Makes the Day Better Ryan Beck Growth Conference September 2006

We make forward-looking statements in this presentation which represent our expectations or beliefs about future events and financial performance. Forward-looking statements are identifiable by words such as "believe," "anticipate," "expect," "intend," "plan," "will," "may" and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties, including those described in the Company's filings with the Securities and Exchange Commission. In addition, actual results could differ materially from those suggested by the forward-looking statements, and therefore you should not place undue reliance on the forward-looking statements. Safe Harbor

Michael J. Coles Chairman, President & CEO

Gourmet coffee among the fastest growing segments in the restaurant industry Second largest company-owned gourmet coffeehouse operator Significant growth opportunities Coffeehouse openings Company operated Licensed domestic international Non-coffeehouse sales Grocery/Office coffee "Proudly Brewing" Product Licensing Increasing store level margins Experienced management team successfully implementing key strategic initiatives Caribou Coffee - Investment Highlights

INDUSTRY OVERVIEW

$22 billion market in the U.S. 85% of coffee is consumed at home Coffeehouses Account for 69% of Specialty Coffee Sales Source: Specialty Coffee Association of America, National Coffee Association. Coffee Industry - Large and Growing Market Specialty Coffee Experiencing Double-Digit Growth $8.4bn $9.0bn $9.6bn $8.0bn $8.4bn $8.8bn $9.2bn $9.6bn $10.0bn $10.2bn $10.6bn $11.0bn $11.4bn $11.8bn 2002 2003 2004 2005 $11.1bn

Source: Specialty Coffee Association of America and SEC filings. (1) Reflects Starbucks locations in U.S. and Canada. Coffeehouses are the Pub of the 21st Century Among fastest growing segments in the restaurant industry 2,250 3,600 6,700 10,000 12,600 15,400 17,400 18,600 21,400 425 1,004 1,755 2,976 4,574 5,517 6,504 7,661 165 2,085 5,696 13,739 12,096 11,883 10,826 9,624 8,245 3,175 -3,000 2,000 7,000 12,000 17,000 22,000 1992 1994 1996 1998 2000 2002 2003 2004 2005 Starbucks Other U.S. Specialty Coffeehouses

Caribou Coffee "An Experience that Makes the Day Better"

The Caribou Equation Product Environment Service Caribou Experience

Sourcing Only the highest grade of arabica coffee beans Rainforest Alliance Fair Trade Blending Roastmasters create custom blends Roasting and Packaging Craft roasting in small batches to optimize flavor profile Valve technology ensures freshness Brewing High standards for in-store brewing Strict freshness policy Product: Selection and Preparation

Pom-A-Mango Pomegranate and mango combined, for a perfect way to cool down in the summer. Secret ingredient from the frozen tundra Ice Coffee or espresso Coffee or Espresso Cooler Stay cool with our version of central air conditioning. Coffee of the Day Perfect for anytime of the day or night .. Mint bits Whipped cream 2 parts steamed milk 1 part espresso Cocoa Mint syrup Mint Condition(r) A delicious blend of mint, espresso, cocoa and whipped cream. Wake up with minty- fresh breath. 2 part steamed milk Latte Take the edge off the a.m. with this silky smooth blend. 1 part espresso Cold Press Refreshing blend of our Caribou Fireside blend brewed using our special cold press iced process. Product: Selected Drink Offerings Coffee Perfect blend of pomegranate and mango Ice Caribou's Fireside coffee, processed by cold press process

Product: Selected 'Bou Gourmet Offerings 'Bou Gourmet rolled-out August 1, 2005 - proprietary recipes High quality food that complements store image & premium quality beverages Diversified food product Bagels launched September 2006 Chocolate Chip Cookie French Toast Muffin Cinnamon Chip Scone Blueberry Muffin

Environment - A Destination Place Mountain lodge environment: fireplaces, wood beams and earth tones Comfortable for in-store relaxation or high-level meetings Efficient for fast take-away Free wireless internet access and kids' corner

Meeting Customers Expectations Exceeding Customers Expectations Service: "BAMA" "An experience that makes the day better" Be Excellent, Not Average Act with Urgency Make a Connection Anticipate Needs

An Experience That Makes the Day Better Taste / Flavor 30% 24% Service / Atmosphere 29% 14% Selection / Variety 20% 20% Convenience 19% 40% *Source: 2004 AAU Study for all markets in which both have coffeehouses. *Preference of customers who have visited both in last twelve months

Caribou Opportunity Coffeehouse Growth Company Owned Licensed Domestic International Non Coffeehouse Sales Grocery/Office coffee "Proudly brewing" Product Licensing

CARIBOU OPPORTUNITY Coffeehouse Growth

Unit Expansion Disciplined market roll-out strategy 20% - 25% per year Desirable tenant for major landlords Match specific demographic criteria High population density Above average household income High traffic patterns-drive thru's Strict site selection process Significant License Opportunities International, domestic and non-traditional locations Filed UFOC August 2006 Long-term opportunity of 2,500+ units

New Store Openings - 2006E* Total Coffeehouse : 80 to 90 stores Company Owned 60 - 65 Licensed 20 - 25 Year to Date Openings ** Company Owned: 30 Licensed: 10 Signed Leases: 29 Coffeehouse Growth *Guidance Issued August 3, 2006 ** As of September 16, 2006

Coffeehouse Licensing Opportunity Management Expertise Michael Coles 21 years of licensing experience Chris Rich-VP Global Store Licensing 13 years with TGIF Negotiated agreements covering 50 countries Domestic Area Developers Well qualified Financial resources Market expertise Proven successful operators International Opportunities

Coffeehouse Licensing Rationale Management expertise Infrastructure in place Unique branded specialty coffee licensing opportunity Accelerate coffeehouse growth in U.S. Increase domestic market share Leverage internal resources, including training Allocate capital more efficiently

411 company-owned coffeehouses and 6 licensed coffeehouses in 17 states and the District of Columbia* (180) (59) (30) (34) (16) (21) (12) 1992 1994 1995 1996 2001 2004 2005 2006 Market Expansion (5) (4) (6) Markets Minnesota Illinois Ohio Michigan North Carolina Georgia Maryland Wisconsin Virginia Washington, D.C. Pennsylvania Iowa North Dakota South Dakota Nebraska Colorado Indiana Kansas (16) Washington D.C. (8) (6) (4) (12) Limited Footprint Provides Growth Opportunity (1) *Excludes 8 international licensed coffeehouses. As of September 16, 2006 (1) (2)

Significant Growth in Coffeehouses 152 185 203 251 306 395 480 2006E = Company Guidance as of August 3, 2006 Stores opened at end of period -50 50 150 250 350 450 550 2000 2001 2002 2003 2004 2005 2006E Co. Owned License

New Coffeehouse Openings New Coffeehouse Openings 2000 22 2001 38 2002 24 2003 50 2004 59 2005 95 2006E 80 - 90* *Guidance Issued August 3, 2006

CARIBOU OPPORTUNITY * Non-Coffeehouse Sales

Grocery Stores & Mass Merchandisers Office Coffee & Food Svs. Providers Airlines Hotels Sports, Entertainment & Health/Fitness College Campuses St. Lawrence College Compelling Commercial Business Opportunity Jet Fleet

Strategic Partners - Product Licensing Nationwide Launch July 2006 Midwest Launch March 2006

Name Position Years of Experience Years at Caribou Michael Coles CEO 40+ 3 George Mileusnic CFO 28 5 Amy O'Neil SVP, Store Ops 13 13 Michael Peterson VP, Controller 20 9 Janet Astor VP, Real Estate & Store Development 17 < 2 Henry Stein VP, Business Development & Commercial Sales 25 3 Kathy Hollenhorst VP, Marketing 20 < 2 Chris Rich VP, Franchising 20 < 1

Michael Peterson Vice President, Controller

Improved financial performance Comparable coffeehouse sales New coffeehouse openings Increase in non- coffeehouse sales Leverage fixed costs Financial Opportunity Balance sheet supports growth

Comparable Coffeehouse Sales Trends 2000 2005 2004 2003 2002 2001 First Half 2006 (5.0%) (3.0%) (1.0%) 1.0% 3.0% 5.0% 7.0% 9.0% 11.0%

($ in millions) Annual Revenue Trends CAGR: +10.7% +20.7% 2001 - 2003 2003 - LTM 7-2-2006 $100.9 $108.0 $123.7 $198.0 $160.5 $217.7 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2001 2002 2003 2004 2005 LTM

Net Income Impacted by Accelerated Growth ($ millions) 2001 2002 2003 2004 2005 General & Administrative Expense ($9.6) ($10.3) ($12.3) ($15.5) ($22.7) Adjusted EBITDA $11.3 $11.8 $11.6 $14.4 $15.9 Depreciation & Amortization / Other (2) (7.0) (8.1) (11.8) (15.3) (19.4) EBIT 4.2 3.7 (0.2) (0.9) (3.5) Net Income / (Loss) $3.2 $3.1 ($0.9) ($2.1) ($4.9) Cap Ex $15.3 $12.2 $20.7 $32.4 $43.2 Total Coffeehouses (3) 185 203 251 306 395 (2) Includes one time non recurring expenses excluded from adjusted EBITDA (3)Company owned and licensed coffeehouses opened at end of period. (1) (1) See the Company's 10-K at www.cariboucoffee.com for a reconciliation of fiscal year 2001 through 2005 net loss to Adjusted EBITDA, see 10Q for July 2, 2006. 6 mos. ended July 2, 2005 2006 ($11.6) ($12.3) $8.0 $7.4 (9.9) (11.0) (1.9) (3.6) ($3.1) ($4.0) $13.0 $15.3 328 416

($ in 000s) Unit Level Economics * Year 1 (Months 13th -24th) +15 to 18% Year 2 (Months 25th - 36th) +5 to 8% Year 3/Mature 0 to 4% Capital Expenditures (Net of Tenant Improvements Allowances) $365 - $415 Initial Inventory $10 Total $375 - $425 Year 3 Cash-on-Cash ROI ~30% Mature Store Performance - (New stores open at ~ 80% of a mature store level) Average Investment Average Store Payback 4 - 5 Years Comparable Coffeehouse Sales Range $500 - $700 Store-Level Cash Flow Margin Sales Year 3 Contribution $85 - $140 17% - 20% * Historical average range /future expectations

Balance Sheet to Support Growth Cash - approximately $18.5 million Credit Facility - $60 million available Balance Sheet as of July 2, 2006

2006 Annual Guidance as of August 3, 2006 Coffeehouse Openings 80 - 90 Company-Owned 60 - 65 Licensed 20 - 25 Comparable Coffeehouse Sales (1%) to 1% Adjusted EBITDA** $15 - $17 million Earnings per Share** ($0.40) - ($0.50) **Includes the impact of stock option expenses as per FAS 123R. The estimated negative impact of adopting FAS 123R is ($0.03) per share. See Appendix for EBITDA reconciliation ..

Gourmet coffee among the fastest growing segments in the restaurant industry Second largest company-owned gourmet coffeehouse operator (based on number of coffeehouses) providing a unique customer experience Significant growth opportunities Coffeehouse openings Company operated Licensed- domestic and international Non-coffeehouse sales Grocery/office coffee "Proudly brewing" Product licensing Increasing store level margins Experienced management team successfully implementing key strategic initiatives Caribou Coffee - Investment Highlights

Appendix. 2006E EBITDA Reconciliation Range of Guidance as of August 3, 2006 Range of Guidance as of August 3, 2006 Range of Guidance as of August 3, 2006 ($ in millions) ($ in millions) ($ in millions) Net loss ($9.5) to ($7.5) Interest expense 0.7 to 0.7 Interest income (0.7) to (0.7) Depreciation and amortization(1) 24.2 to 24.2 Income taxes 0.3 to 0.3 EBITDA/ adjusted EBITDA $15.0 to $17.0 (1) Includes deprecation and amortization associated with our headquarters and roasting facility that are categorized as general and administrative expenses and cost of sales and related occupancy costs on our statement of operations (1) Includes deprecation and amortization associated with our headquarters and roasting facility that are categorized as general and administrative expenses and cost of sales and related occupancy costs on our statement of operations